UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	April 30, 2020

Date of reporting period:	May 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PYSAX

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 12, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations and negative performance adjustments to the fund’s base management fee, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 13.

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How was the investing environment for the reporting period?

The markets encountered heightened volatility throughout the period, resulting in wide swings of risk-on and risk-off investor sentiment. In May and August 2019, concerns about slowing global growth and geopolitical uncertainties associated with the U.S.–China trade conflict weighed on the markets. Market conditions improved markedly in the final quarter of 2019 and into early 2020 as the United States and China announced that they had reached a preliminary agreement to address some key trade concerns. The Federal Reserve reduced its benchmark short-term rate three times in August, September, and October 2019, which added momentum to the rally.

By mid-February 2020, concerns about the spread of the COVID-19 pandemic outside of China began to weigh on U.S. markets. From February 19 through March 23, the magnitude of the equity sell-off was stunning, effectively ending the historic 11-year U.S. bull market as investors sold risk assets and moved into safe haven assets. With the health risks posed by the pandemic rising and economic and financial conditions deteriorating, monetary and fiscal

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Allocations are shown as a percentage of portfolio market value as of 4/30/20. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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policy makers responded aggressively. On March 16, the Fed reduced interest rates to near zero and increased asset purchases to help ease tight credit markets. On March 23, the Fed announced it would start buying corporate and municipal debt. That day, with investors gaining confidence that massive government support was on the way, the stock market suddenly reversed course. The rally was just as dramatic as the decline but with one caveat: Investors were keen to delineate between companies perceived as long-term beneficiaries of minimal close contact versus non-essential businesses or those that were likely to struggle amid stay-at-home orders.

On March 27, Congress finalized a $2.2 trillion relief package. The stimulus was the largest in history and was designed to help hard-hit industries and provide support to families, small businesses, and hospitals and health-care systems. In April, risk sentiment improved as the spread of the virus slowed in some countries and parts of the U.S. economy began to re-open after weeks of lockdowns. Congress passed a new emergency bill totaling $484 billion to aid small businesses and hospitals. The Fed affirmed that it stood ready to use all the monetary tools at its disposal to support the economy amid the unprecedented disruption caused by the pandemic. With the outlook for a recovery improving, April proved to be the best month of performance for the S&P 500 Index since 1987.

How did the fund perform in this environment?

For the 12-month period ended April 30, 2020, the fund underperformed its benchmark, the S&P 500 Index, and the broader markets. The underperformance was entirely driven by weakness among some of the fund’s largest individual positions.

What holdings detracted from the fund’s performance during the period?

Satellite TV provider DISH Network was the top detractor for the period. The stock was in limbo for much of the period as investors awaited the outcome of the Department of Justice [DOJ] antitrust suit against the T-Mobile/Sprint merger. The lawsuit created a lot of uncertainty for DISH about the competitive landscape should the merger go through as originally planned.

The fund’s investment in Uber Technologies was another disappointment for the period. The ridesharing company came to market with its initial public offering in May 2019 to great fanfare. However, Uber’s lackluster earnings and its path to profitability were disappointing for investors. With competition growing from new entrants focused on autonomous driving, the State of California bringing a lawsuit against the company over regulatory issues, and prospects for profitability uncertain, we sold the position before period-end.

Finally, our investment in Pioneer Natural Resources, one of the largest oil and gas exploration and production companies, struggled during the period. When 2020 began, West Texas Intermediate [WTI] crude oil was trading above $60 a barrel. As the economic fallout from the pandemic became more apparent, the sector sold off due to concerns about sinking demand. In March 2020, excess supply fears arose when negotiations between Saudi Arabia and Russia to limit production broke down, pushing WTI crude prices to $20 a barrel. WTI crude prices temporarily turned negative in April 2020 as dwindling storage capacity pushed some buyers to avoid taking delivery the day before May contracts expired. Just after the close of the period, in mid-May, WTI crude rose to a two-month high. The rally was due to production cuts and the easing of lockdown measures around the world.

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Could you highlight some holdings that contributed to performance for the period?

The fund’s top contributor to performance was VanEck Vectors Gold Miners Exchange Traded Fund. This portfolio of gold miners is highly correlated to the price of gold, which is often considered a safe haven by investors. With trade tensions and the pandemic weakening the outlook for global growth, gold-related securities performed well relative to the broader markets.

The fund’s investment in The Medicines Company [TMC] rallied in November 2019 after the company reported positive results from the phase 3 trial of Inclisiran, its cholesterol-lowering drug. Shortly after, Novartis announced it was acquiring the company at a 50% premium to TMC’s stock price at the time of the announcement. The fund subsequently sold the position to lock in profits.

How did you use derivatives during the period?

We employed futures contracts to manage the fund’s exposure to market risk. This strategy had a positive effect on the fund’s performance during the period.

What was the status of the fund’s cash position at period-end?

At period-end, cash levels in the fund as a percentage of net assets were approximately three-quarters lower than they were at the start of the 12-month period. Cash was deployed to meet redemptions and purchase new holdings to increase diversification in the portfolio.

What is your outlook for the coming months?

The pandemic was a huge shock to the U.S. economy, resulting in a widespread shutdown of business and consumer spending. However, the magnitude of the U.S. monetary and fiscal response to address its impact is unparalleled.

Allocations are shown as a percentage of portfolio market value as of 4/30/20. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

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We remain cautious given the continued uncertainty and questionable nature of the economic recovery. In our view, the resumption of U.S. economic growth will depend on how quickly the economy resumes normal business operations. In the meanwhile, we will be looking for signs of stabilization and any progress on the medical front to help contain further spread of COVID-19.

Thank you, Jackie, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (5/18/09)
Before sales charge	9.88%	79.39%	6.02%	–16.41%	–3.52%	–20.12%	–7.22%	–8.70%
After sales charge	9.28	69.08	5.39	–21.22	–4.66	–24.72	–9.03	–13.95
Class B (5/18/09)
Before CDSC	9.28	69.07	5.39	–19.48	–4.24	–21.91	–7.91	–9.39
After CDSC	9.28	69.07	5.39	–20.96	–4.60	–24.25	–8.84	–13.92
Class C (5/18/09)
Before CDSC	9.13	66.46	5.23	–19.49	–4.24	–21.92	–7.92	–9.38
After CDSC	9.13	66.46	5.23	–19.49	–4.24	–21.92	–7.92	–10.29
Class R (5/18/09)
Net asset value	9.60	75.01	5.76	–17.45	–3.76	–20.74	–7.45	–8.92
Class Y (5/18/09)
Net asset value	10.15	83.96	6.28	–15.36	–3.28	–19.54	–6.99	–8.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

Recent performance benefited from receipt of a class action settlement in November 2018 related to Altisource Portfolio Solutions SA.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

8 Equity Spectrum Fund

Comparative index returns For periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	13.55%	202.21%	11.69%	54.74%	9.12%	29.66%	9.04%	0.86%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,907 and $16,646, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R and Y shares would have been valued at $17,501 and $18,396, respectively.

Fund price and distribution information For the 12-month period ended 4/30/20

Distributions	Class A		Class B	Class C	Class R	Class Y
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
4/30/19	$35.52	$37.69	$33.12	$33.05	$34.75	$36.26
4/30/20	32.43	34.41	30.01	29.95	31.65	33.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

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Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (5/18/09)
Before sales charge	8.54%	65.32%	5.16%	–27.86%	–6.32%	–30.73%	–11.52%	–19.24%
After sales charge	7.95	55.81	4.53	–32.01	–7.43	–34.71	–13.25	–23.89
Class B (5/18/09)
Before CDSC	7.94	55.68	4.53	–30.55	–7.03	–32.29	–12.19	–19.86
After CDSC	7.94	55.68	4.53	–31.82	–7.38	–34.32	–13.07	–23.87
Class C (5/18/09)
Before CDSC	7.79	53.38	4.37	–30.54	–7.03	–32.27	–12.18	–19.86
After CDSC	7.79	53.38	4.37	–30.54	–7.03	–32.27	–12.18	–20.67
Class R (5/18/09)
Net asset value	8.26	61.26	4.89	–28.76	–6.56	–31.24	–11.74	–19.46
Class Y (5/18/09)
Net asset value	8.81	69.53	5.42	–26.97	–6.09	–30.21	–11.30	–19.05

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class Y
Total annual operating expenses for the fiscal
year ended 4/30/19	0.41%	1.16%	1.16%	0.66%	0.16%
Annualized expense ratio for the six-month
period ended 4/30/20*†	0.31%	1.06%	1.06%	0.56%	0.06%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 1.00% from annualizing the performance fee adjustment for the six months ended 4/30/20.

10 Equity Spectrum Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class Y
Expenses paid per $1,000*†	$1.47	$5.02	$5.02	$2.66	$0.29
Ending value (after expenses)	$909.70	$906.10	$906.20	$908.40	$910.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class Y
Expenses paid per $1,000*†	$1.56	$5.32	$5.32	$2.82	$0.30
Ending value (after expenses)	$1,023.32	$1,019.59	$1,019.59	$1,022.08	$1,024.57

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it concentrates its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s non-diversified status, which means the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund, and the fund’s use of short selling can increase the risks of investing in the fund. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Equity Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. The liquidity monitoring for the fund was enhanced during the reporting period in view of the fund’s concentrated holdings and level of redemptions. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Equity Spectrum Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and transfer agent or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
June 12, 2020

Equity Spectrum Fund 17

The fund’s portfolio 4/30/20 ÿ

COMMON STOCKS (84.8%)*	Shares	Value
Aerospace and defense (6.6%)
General Dynamics Corp.	19,700	$2,573,214
Northrop Grumman Corp.	37,700	12,466,259
		15,039,473
Banks (2.6%)
Bank of America Corp.	49,800	1,197,690
Citigroup, Inc.	54,800	2,661,088
JPMorgan Chase & Co.	21,900	2,097,144
		5,955,922
Biotechnology (6.9%)
AbbVie, Inc.	105,600	8,680,320
Ascendis Pharma A/S ADR (Denmark) †	52,100	7,071,533
		15,751,853
Capital markets (1.2%)
Apollo Global Management, Inc.	69,900	2,830,251
		2,830,251
Chemicals (3.9%)
Dow, Inc. S	65,600	2,406,864
W.R. Grace & Co.	135,337	6,391,967
		8,798,831
Communications equipment (2.5%)
EchoStar Corp. Class A †	178,424	5,629,277
		5,629,277
Electric utilities (3.5%)
NRG Energy, Inc.	236,400	7,926,492
		7,926,492
Entertainment (1.0%)
Walt Disney Co. (The)	20,500	2,217,075
		2,217,075
Food and staples retail (2.8%)
Walmart, Inc.	51,800	6,296,290
		6,296,290
Health-care providers and services (4.5%)
Cigna Corp.	51,700	10,121,826
		10,121,826
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $151) (Private)
(Germany) † ∆∆ F	228	187
		187
Interactive media and services (5.6%)
Alphabet, Inc. Class C †	9,431	12,719,212
		12,719,212
Internet and direct marketing retail (4.6%)
Amazon.com, Inc. †	3,221	7,968,754
Booking Holdings, Inc. †	1,700	2,516,969
		10,485,723
IT Services (4.3%)
Fidelity National Information Services, Inc.	74,800	9,865,372
		9,865,372

18 Equity Spectrum Fund

COMMON STOCKS (84.8%)* cont.	Shares	Value
Media (10.4%)
DISH Network Corp. Class A †	943,392	$23,598,951
		23,598,951
Oil, gas, and consumable fuels (4.4%)
Cenovus Energy, Inc. (Canada)	719,300	2,609,623
Pioneer Natural Resources Co.	83,016	7,414,159
		10,023,782
Pharmaceuticals (12.4%)
Jazz Pharmaceuticals PLC †	202,504	22,326,066
Mylan NV †	342,100	5,737,017
		28,063,083
Real estate management and development (1.1%)
Altisource Asset Management Corp. (Virgin Islands) † Ω	116,050	2,175,938
Altisource Portfolio Solutions SA †	32,894	274,665
		2,450,603
Software (2.2%)
Microsoft Corp.	27,800	4,982,038
		4,982,038
Specialty retail (0.9%)
Home Depot, Inc. (The)	9,500	2,088,385
		2,088,385
Technology hardware, storage, and peripherals (3.4%)
Apple, Inc.	26,100	7,668,180
		7,668,180
Total common stocks (cost $178,107,270)		$192,512,806

INVESTMENT COMPANIES (6.0%)*	Shares	Value
VanEck Vectors Gold Miners ETF	424,000	$13,678,240
Total investment companies (cost $9,325,720)		$13,678,240

CONVERTIBLE PREFERRED STOCKS (4.0%)*	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $50,000,000) (Virgin Islands) (Private) † ∆∆ Ω F	50,000	$9,000,000
Total convertible preferred stocks (cost $50,000,000)		$9,000,000

SHORT-TERM INVESTMENTS (6.3%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.40% [d]	2,256,750	$2,256,750
Putnam Short Term Investment Fund 0.64% L	12,044,927	12,044,927
Total short-term investments (cost $14,301,677)		$14,301,677

TOTAL INVESTMENTS
Total investments (cost $251,734,667)		$229,492,723

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund

Equity Spectrum Fund 19

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $226,989,271.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,000,187, or 4.0% of net assets.

Ω Affiliated company (Note 5).

 d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

 F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

 L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

 S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$38,535,238	$—	$—
Consumer discretionary	12,574,108	—	187
Consumer staples	6,296,290	—	—
Energy	10,023,782	—	—
Financials	8,786,173	—	—
Health care	53,936,762	—	—
Industrials	15,039,473	—	—
Information technology	28,144,867	—	—
Materials	8,798,831	—	—
Real estate	2,450,603	—	—
Utilities	7,926,492	—	—
Total common stocks	192,512,619	—	187

Convertible preferred stocks	—	—	9,000,000
Investment companies	13,678,240	—	—
Short-term investments	12,044,927	2,256,750	—
Totals by level	$218,235,786	$2,256,750	$9,000,187

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

20 Equity Spectrum Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/19	premiums	gain/(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	4/30/20
Common stocks*:
Consumer
discretionary	$1,611,675	$—	$(7,497,246)	$5,958,326	$—	$(72,568)	$—	$—	$187
Industrials	136	—	(213)	77	—	—	—	—	—
Total common stocks	1,611,811	—	(7,497,459)	5,958,403	—	(72,568)	—	—	187
Convertible preferred
stocks	35,088,682	—	(2,621,255)	(7,998,672)	—	(15,468,755)	—	—	9,000,000
Totals	$36,700,493	$—	$(10,118,714)	$(2,040,269)	$—	$(15,541,323)	$—	$—	$9,000,187

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(5) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input [1]
		Market
Private equity	$187	transaction	Liquidity discount	25%	Decrease
		price
Private equity	$9,000,000	Redemption	Redemption value	$200/Share	Increase
		value	Uncertainty discount	10%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 21

Statement of assets and liabilities 4/30/20

ASSETS
Investment in securities, at value, including $2,164,710 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $175,234,021)	$204,015,108
Affiliated issuers (identified cost $76,500,646) (Notes 1 and 5)	25,477,615
Dividends, interest and other receivables	346,104
Receivable for shares of the fund sold	30,089
Receivable for investments sold	421,580
Receivable from Manager (Note 2)	105,281
Prepaid assets	53,384
Total assets	230,449,161

LIABILITIES
Payable for shares of the fund repurchased	558,148
Payable for custodian fees (Note 2)	17,403
Payable for investor servicing fees (Note 2)	93,437
Payable for Trustee compensation and expenses (Note 2)	175,124
Payable for administrative services (Note 2)	553
Payable for distribution fees (Note 2)	65,780
Collateral on securities loaned, at value (Note 1)	2,256,750
Other accrued expenses	292,695
Total liabilities	3,459,890

Net assets	$226,989,271

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$313,051,908
Total distributable earnings (Note 1)	(86,062,637)
Total — Representing net assets applicable to capital shares outstanding	$226,989,271

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($101,914,784 divided by 3,142,997 shares)	$32.43
Offering price per class A share (100/94.25 of $32.43)*	$34.41
Net asset value and offering price per class B share ($8,166,062 divided by 272,137 shares)**	$30.01
Net asset value and offering price per class C share ($49,932,048 divided by 1,667,222 shares)**	$29.95
Net asset value, offering price and redemption price per class R share
($1,819,388 divided by 57,485 shares)	$31.65
Net asset value, offering price and redemption price per class Y share
($65,156,989 divided by 1,963,276 shares)	$33.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Equity Spectrum Fund

Statement of operations Year ended 4/30/20

INVESTMENT INCOME
Dividends (net of foreign tax of $10,194)	$2,269,855
Interest (including interest income of $866,869 from investments in affiliated issuers) (Note 5)	1,067,903
Securities lending (net of expenses) (Notes 1 and 5)	46,786
Total investment income	3,384,544

EXPENSES
Compensation of Manager (net of performance adjustment of $(3,353,230)) (Note 2)	(839,817)
Investor servicing fees (Note 2)	807,919
Custodian fees (Note 2)	17,421
Trustee compensation and expenses (Note 2)	12,577
Distribution fees (Note 2)	1,178,747
Administrative services (Note 2)	9,417
Dividend expense for short sales (Note 1)	23,127
Interest expense for short sales (Note 1)	11,767
Legal	135,658
Blue sky expense	89,327
Other	327,435
Fees waived and reimbursed by Manager (Note 2)	(291,227)
Total expenses	1,482,351
Expense reduction (Note 2)	(17,022)
Net expenses	1,465,329

Net investment income	1,919,215

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	42,433,175
Securities from affiliated issuers (Notes 1, 3 and 5)	(7,482,213)
Foreign currency transactions (Note 1)	(4,803)
Securities sold short (Note 1)	(617,689)
Futures contracts (Note 1)	1,101,544
Total net realized gain	35,430,014
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(70,180,243)
Securities from affiliated issuers (Note 5)	5,814,844
Securities sold short	360,999
Total change in net unrealized depreciation	(64,004,400)

Net loss on investments	(28,574,386)

Net decrease in net assets resulting from operations	$(26,655,171)

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 23

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/20	Year ended 4/30/19
Operations
Net investment income	$1,919,215	$150,583
Net realized gain on investments
and foreign currency transactions	35,430,014	86,919,266
Change in net unrealized depreciation of investments	(64,004,400)	(80,917,241)
Net increase (decrease) in net assets resulting
from operations	(26,655,171)	6,152,608
Decrease from capital share transactions (Note 4)	(183,235,570)	(348,568,826)
Total decrease in net assets	(209,890,741)	(342,416,218)

NET ASSETS
Beginning of year	436,880,012	779,296,230
End of year	$226,989,271	$436,880,012

The accompanying notes are an integral part of these financial statements.

24 Equity Spectrum Fund

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Equity Spectrum Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	realized gain	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	on investments	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
April 30, 2020	$35.52	.23	(3.32)	(3.09)	—	—	$32.43	(8.70)	$101,915	.34[d,e]	.65[e]	63
April 30, 2019	35.78	.04	(.30)[f]	(.26)	—	—	35.52	(.73)[f]	154,376	.39[d]	.10	34
April 30, 2018	40.60	(.06)	(4.76)	(4.82)	—	—	35.78	(11.87)	236,208.38		(.16)	3
April 30, 2017	33.27	.01	7.32	7.33	—	—	40.60	22.03	390,560.32		.04	11
April 30, 2016	42.13	(.28)	(5.57)	(5.85)	(3.01)	(3.01)	33.27	(14.24)	753,885	1.17[d,e]	(.74)[e]	24
Class B
April 30, 2020	$33.12	(.04)	(3.07)	(3.11)	—	—	$30.01	(9.39)	$8,166	1.09[d,e]	(.11)[e]	63
April 30, 2019	33.62	(.22)	(.28)[f]	(.50)	—	—	33.12	(1.49)[f]	14,591	1.14[d]	(.65)	34
April 30, 2018	38.43	(.33)	(4.48)	(4.81)	—	—	33.62	(12.52)	21,970	1.13	(.91)	3
April 30, 2017	31.73	(.24)	6.94	6.70	—	—	38.43	21.12	35,702	1.07	(.73)	11
April 30, 2016	40.62	(.54)	(5.34)	(5.88)	(3.01)	(3.01)	31.73	(14.87)	42,620	1.92[d,e]	(1.55)[e]	24
Class C
April 30, 2020	$33.05	(.04)	(3.06)	(3.10)	—	—	$29.95	(9.38)	$49,932	1.09[d,e]	(.11)[e]	63
April 30, 2019	33.55	(.23)	(.27)[f]	(.50)	—	—	33.05	(1.49)[f]	90,202	1.14[d]	(.65)	34
April 30, 2018	38.36	(.33)	(4.48)	(4.81)	—	—	33.55	(12.54)	151,222	1.13	(.91)	3
April 30, 2017	31.67	(.24)	6.93	6.69	—	—	38.36	21.12	258,272	1.07	(.73)	11
April 30, 2016	40.55	(.54)	(5.33)	(5.87)	(3.01)	(3.01)	31.67	(14.87)	333,721	1.92[d,e]	(1.54)[e]	24
Class R
April 30, 2020	$34.75	.13	(3.23)	(3.10)	—	—	$31.65	(8.92)	$1,819	.59[d,e]	.39[e]	63
April 30, 2019	35.10	(.06)	(.29)[f]	(.35)	—	—	34.75	(1.00)[f]	3,096	.64[d]	(.16)	34
April 30, 2018	39.93	(.15)	(4.68)	(4.83)	—	—	35.10	(12.10)	4,799.63		(.41)	3
April 30, 2017	32.80	(.07)	7.20	7.13	—	—	39.93	21.74	8,362.57		(.22)	11
April 30, 2016	41.68	(.38)	(5.49)	(5.87)	(3.01)	(3.01)	32.80	(14.45)	12,552	1.42[d,e]	(1.07)[e]	24
Class Y
April 30, 2020	$36.26	.32	(3.39)	(3.07)	—	—	$33.19	(8.47)	$65,157	.09[d,e]	.88[e]	63
April 30, 2019	36.44	.12	(.30)[f]	(.18)	—	—	36.26	(.49)[f]	172,582	.14[d]	.32	34
April 30, 2018	41.25	.04	(4.85)	(4.81)	—	—	36.44	(11.66)	362,395.13		.09	3
April 30, 2017	33.71	.09	7.45	7.54	—	—	41.25	22.37	600,842.07		.26	11
April 30, 2016	42.54	(.19)	(5.63)	(5.82)	(3.01)	(3.01)	33.71	(14.03)	688,536	.92[d,e]	(.50)[e]	24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Equity Spectrum Fund	Equity Spectrum Fund 27

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of average net assets
April 30, 2020	0.01%
April 30, 2019	0.02
April 30, 2016	0.10

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
April 30, 2020	0.08%
April 30, 2016	<0.01

f Reflects a non-recurring litigation payment received by the fund from Altisource Portfolio Solutions SA which amounted to the following amounts per share outstanding on November 9, 2018:

Per share
Class A	$0.20
Class B	0.19
Class C	0.19
Class R	0.19
Class Y	0.20

This payment resulted in an increase to total returns of 0.56% for the year ended April 30, 2019.

The accompanying notes are an integral part of these financial statements.

28 Equity Spectrum Fund

Notes to financial statements 4/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2019 through April 30, 2020.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests in equity securities of companies of any size, including both growth and value stocks that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments, including common stocks, preferred stocks, convertible securities and warrants. This policy may be changed only after 60 days’ notice to shareholders. For purposes of this policy, the fund treats short sales of equity securities as investments in the equity securities sold short. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also engage in short sales of securities. The fund may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class R and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Equity Spectrum Fund 29

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

30 Equity Spectrum Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also

Equity Spectrum Fund 31

be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,256,750 and the value of securities loaned amounted to $2,164,710.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as

32 Equity Spectrum Fund

either short-term or long-term capital losses. At April 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$65,719,372	$65,719,372

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,803 to decrease undistributed net investment income and $4,803 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$42,854,586
Unrealized depreciation	(65,111,269)
Net unrealized depreciation	(22,256,683)
Undistributed ordinary income	1,913,418
Capital loss carryforward	(65,719,372)
Cost for federal income tax purposes	$251,749,406

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted

Equity Spectrum Fund 33

from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund. During, the reporting period, the fund’s negative performance adjustment exceeded the base fee by $839,817 and consequently Putnam Management made a payment in this amount to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of –0.240% of the fund’s average net assets, which included an effective base fee of 0.719% and a decrease of 0.959% ($3,353,230) based on performance.

Putnam Management has contractually agreed, through August 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also voluntarily agreed to reimburse the fund for the legal and accounting expenses, the costs of printing and mailing the prospectus/proxy statement, proxy solicitation costs, and SEC filing fees in connection with its merger into Putnam Focused Equity Fund, which totaled $291,227 (See Note 7).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam

34 Equity Spectrum Fund

Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$312,252	Class R	5,724
Class B	26,796	Class Y	298,519
Class C	162,150	Total	$807,919
Class M	2,478

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,766 under the expense offset arrangements and by $15,256 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $169, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$338,285
Class B	1.00%	1.00%	116,270
Class C	1.00%	1.00%	703,665
Class M*	1.00%	0.75%	8,114
Class R	1.00%	0.50%	12,413
Total			$1,178,747

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Equity Spectrum Fund 35

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,175 and $122 from the sale of class A and class M shares, respectively, and received $3,850 and $489 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $76 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$173,906,711	$284,468,392
U.S. government securities (Long-term)	—	—
Securities sold short	11,246,840	7,399,441
Total	$185,153,551	$291,867,833

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	411,050	$14,762,178	410,319	$15,154,737
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	411,050	14,762,178	410,319	15,154,737
Shares repurchased	(1,614,613)	(56,255,176)	(2,664,742)	(98,838,195)
Net decrease	(1,203,563)	$(41,492,998)	(2,254,423)	$(83,683,458)

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	4,019	$138,550	5,063	$154,937
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	4,019	138,550	5,063	154,937
Shares repurchased	(172,495)	(5,600,006)	(218,025)	(7,447,752)
Net decrease	(168,476)	$(5,461,456)	(212,962)	$(7,292,815)

36 Equity Spectrum Fund

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	56,341	$1,827,238	172,994	$5,951,859
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	56,341	1,827,238	172,994	5,951,859
Shares repurchased	(1,118,290)	(36,593,901)	(1,951,184)	(67,003,041)
Net decrease	(1,061,949)	$(34,766,663)	(1,778,190)	$(61,051,182)

	YEAR ENDED 4/30/20*		YEAR ENDED 4/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	577	$19,451	2,582	$89,970
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	577	19,451	2,582	89,970
Shares repurchased	(60,449)	(2,144,041)	(21,287)	(748,596)
Net decrease	(59,872)	$(2,124,590)	(18,705)	$(658,626)

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	9,413	$317,004	16,940	$601,960
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	9,413	317,004	16,940	601,960
Shares repurchased	(41,020)	(1,404,185)	(64,573)	(2,295,603)
Net decrease	(31,607)	$(1,087,181)	(47,633)	$(1,693,643)

	YEAR ENDED 4/30/20		YEAR ENDED 4/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	281,605	$10,120,822	1,880,844	$71,438,232
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	281,605	10,120,822	1,880,844	71,438,232
Shares repurchased	(3,077,716)	(108,423,504)	(7,065,393)	(265,627,334)
Net decrease	(2,796,111)	$(98,302,682)	(5,184,549)	$(194,189,102)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Equity Spectrum Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Change in
						unrealized	Shares
	Fair value as			Investment		appreciation	outstanding as	Fair value as
Name of affiliate	of 4/30/19	Purchase cost	Sale proceeds	income	Realized gain (loss)	(depreciation)	of 4/30/20	of 4/30/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$39,174,270	$263,140,304	$300,057,824	$422,924	$—	$—	2,256,750	$2,256,750
Putnam Short Term Investment Fund**	73,978,422	200,910,193	262,843,688	866,869	—	—	12,044,927	12,044,927
Total Short-term investments	113,152,692	464,050,497	562,901,512	1,289,793	—	—		14,301,677
Common stocks***
Real Estate
Altisource Asset Management Corp.	4,488,750	—	645,443	—	(7,482,213)	5,814,844	116,050	2,175,938
Total Common stocks	4,488,750	—	645,443	—	(7,482,213)	5,814,844		2,175,938
Convertible preferred stocks
Altisource Asset Management Corp.
cv. pfd.	9,000,000	—	—	—	—	—	50,000	9,000,000
Total Convertible preferred stocks	9,000,000	—	—	—	—	—		9,000,000
Totals	$126,641,442	$464,050,497	$563,546,955	$1,289,793	$(7,482,213)	$5,814,844		$25,477,615

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

*** Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Actions by the Trustees

The Trustees of the Putnam Funds have approved a proposal to merge the fund into Putnam Focused Equity Fund. The proposed merger requires the approval of the fund’s shareholders. If approved by the fund’s shareholders at a shareholder meeting currently scheduled to be held on July 8, 2020, the merger would be expected to occur on or about July 27, 2020.

38 Equity Spectrum Fund	Equity Spectrum Fund 39

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$1,101,544	$1,101,544
Total	$1,101,544	$1,101,544

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the fund’s financial statements for its fiscal year ended April 30, 2020 and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the fund’s financial statements for the fiscal year ended April 30, 2020 and the issuance of KPMG LLP’s report thereon.

40 Equity Spectrum Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Equity Spectrum Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a Director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; Trustee of the New York Society Library; and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

42 Equity Spectrum Fund

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh
Born 1952, Trustee since 2017
Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Trustee of the Rubin Museum; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen
Born 1967, Trustee since 2020
Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*
Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2020, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Spectrum Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Equity Spectrum Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
Independent Registered	Vice President, Director of	Mark C. Trenchard
Public Accounting Firm	Proxy Voting and Corporate	Vice President
KPMG LLP	Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2020	$45,579	$7,333*	$4,095	$ —
April 30, 2019	$44,361	$ —	$4,012	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended April 30, 2020 and April 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,095 and $4,012 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2020	$ —	$ —	$ —	$ —
April 30, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020